MH Elite Portfolio of Funds Trust

MH Elite Select Portfolio of Funds

Schedule of Investments

September 30, 2020 (Unaudited)

Mutual Funds (95.9%)	Shares	Value

Vanguard International Growth Adm Class	4,370	$ 586,907
Artisan Developing World Investor	24,135	554,858
MFS Global Real Estate Class R6	9,960	521,089
PIMCO StockPLUS Intl (USD Hedged) Class I	53,400	383,949
Brown Capital Management International Small Company Class I	14,961	322,711
Artisan International Small-Mid Cap Inv Class	18,090	313,495
Invesco Oppenheimer Developing Markets Class Y	6,522	293,742
Hennessy Japan Small Cap Inv Class	18,540	292,565
Vanguard Global Minimum Volatility Adm Class	10,913	287,233
T. Rowe Price Emerging Markets Stock	6,104	282,105
Virtus KAR Emerging Markets Small Cap Class I	18,131	272,139
AllianzGI Global Water Class I	15,139	262,361
Fidelity International Capital Appreciation	10,204	256,225
Lazard Global Listed Infrastructure Class I	17,902	249,730
MFS Global Real Estate Class R6	15,277	246,727
Vanguard Materials Index Adm Class	3,535	242,237
Invesco Oppenheimer International Small-Mid Co. Class Y	4,500	236,250
Cohen & Steers Real Estate Securities Class I	15,168	226,617
Tweedy Browne Global Value	8,102	196,156

Total Mutual Funds (Cost $ 4,806,857)		6,027,096

Short-Term Securities (2.9%)

Fidelity Institutional Money Market (Cost $ 180,520)		180,520

Total Short-term Securities		180,520

Total Investments in Securities (Cost $ 4,987,377) (98.8%)		6,207,616

Other Assets (1.2%)		76,496

Net Assets (100%)		$ 6,284,112

At September 30, 2020, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$4,806,857
Unrealized appreciation	1,285,404
Unrealized depreciation	65,165
Net unrealized appreciation (depreciation)	1,220,239

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 6,027,096	-	-	$ 6,027,096
Short Term Investments	180,520	-	-	180,520
Total Investments in Securities	$ 6,207,616	-	-	$ 6,207,616

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.